UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 2, 2009

Consolidated Edison, Inc.

(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Consolidated Edison Company of New York, Inc.

(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place, New York, New York	10003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(212) 460-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition.

On November 2, 2009, Consolidated Edison, Inc. issued a press release reporting, among other things, its results of operations for the three months ended September 30, 2009. The press release is “furnished” as an exhibit to this report pursuant to Item 2.02 of Form 8-K.

Item 8.01	Other Events.

On November 6, 2009, Consolidated Edison Company of New York, Inc. (Con Edison of New York) filed a request with the New York State Public Service Commission (PSC) for a three-year gas rate plan, with level annual rate increases effective October 2010, 2011 and 2012 of $115.5 million per year. The filing reflects a return on common equity of 11.3 percent and a common equity ratio of 48.2 percent. In the alternative, the company requested a net increase in the rates it charges for gas service, effective October 2010, of $160.8 million that would cover the period October 2010 through September 2011. The filing proposes continuation of the current gas rate plan’s revenue decoupling mechanism and provisions with respect to recovery from customers of the cost of purchased gas and the reconciliation of actual expenses allocable to the gas business to the amounts for such expenses reflected in gas rates for pension and other postretirement benefit costs, environmental remediation expenses, property taxes and municipal infrastructure support.

On November 6, 2009, Con Edison of New York filed a request with the PSC for a four-year steam rate plan, with level annual rate increases effective October 2010, 2011, 2012 and 2013 of $66.1 million per year. The filing reflects a return on common equity of 11.4 percent and a common equity ratio of 48.2 percent. In the alternative, the company requested a net increase in the rates it charges for steam service, effective October 2010, of $128.8 million that would cover the period October 2010 through September 2011. The filing proposes implementation of a revenue decoupling mechanism for steam and the continuation of the current steam rate plan’s provisions with respect to recovery from customers of the cost of fuel and purchased steam and the reconciliation of actual expenses allocable to the steam business to the amounts for such expenses reflected in steam rates for pension and other postretirement benefit costs, environmental remediation expenses, property taxes and municipal infrastructure support.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	Press release, dated November 2, 2009, furnished pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.

CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/S/ ROBERT MUCCILO
Robert Muccilo
Vice President and Controller

Date: November 6, 2009

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